UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

Autoliv, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12933	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section D 5th Floor, Box 70381,
Stockholm, Sweden		SE-107 24
(Address of Principal Executive Offices)		(Zip Code)

46 8 587 20 600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	ALV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kevin Fox notified Autoliv, Inc. (the “Company”) on June 24, 2026 of his intent to resign from his position as the President, Autoliv Americas.

As set forth in an amendment to his employment agreement, Mr. Fox will remain in his current position through August 31, 2026, and thereafter will serve as executive senior advisor to the Chief Executive Officer of the Company through February 28, 2027 to support with the transition to his successor, unless otherwise agreed by the parties. The departure is not due to any disagreement between Mr. Fox and the Company.

Per the terms of his employment agreement, as amended, Mr. Fox is entitled to his normal compensation through the duration of his employment.

The recruitment process for the successor President, Autoliv Americas has been initiated. Mr. Anthony Nellis, EVP Legal Affairs, General Counsel, and Secretary of the Company, will serve as the acting President, Autoliv Americas after August 31, 2026 until a successor is appointed. As set forth in an addendum to his employment agreement, during the period when Mr. Nellis serves as acting President, Autoliv Americas, his base salary shall be increased by 30%.

A copy of the press release issued by the Company on June 26, 2026 is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The foregoing description of the amendment to Mr. Fox's employment agreement and the addendum to Mr. Nellis' employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment and the addendum, respectively, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated June 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated June 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: June 30, 2026